                                                                 EXHIBIT 10.25

                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement") made as of this day of November, 1992 between Vestmark, Inc., a New York corporation, with its principal offices at c/o The Castle Group, Ltd., 375 Park Avenue, New York, New York 10152 (the "Company") and each of the individuals listed on Schedule A hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                                  WITNESSETH:

         WHEREAS, Vestmark, Inc. (Vestmark"), a New York corporation, and the Purchasers are parties to certain Stock Purchase Agreements each dated as of December 31, 1991 (the "Purchase Agreement"), pursuant to which the Purchasers have purchased from Vestmark an aggregate of 100 shares (the "Shares") of Common Stock, par value $.001 per share, of the Company (the "Common Stock"); and

         WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to provide the Purchasers and their transferees (individually, a "Holder" and collectively, the "Holders") the registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement; and

         WHEREAS, Vestmark has been merged with and into the Company pursuant to
a Merger Agreement, dated November    , 1992 between the Company and Vestmark
pursuant to which the Purchasers received an aggregate of 3,969,555 shares of Class A Common Stock, par value $.001 per share, of the Company (each share being "Class A Common Stock" and in aggregate the "Class A Shares") for the Shares;

         NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.  REGISTRATION RIGHTS

           1.1 Demand Registration. If at any time, but not more than five (5) years from the date hereof, the Company shall receive a written request therefor from any record Holder or Holders of an aggregate of more than 60% of the Class A Shares (the "Registrable Securities"), the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Act"), covering such Registrable Securities which are the subject of such request and shall use its best efforts to cause such registration statement to become effective under the Act. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record Holders of the Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other record Holders within thirty
(30) days after the delivery of the Company's written notice to such other record holders. In the event that the Holders of a majority of the Registrable Securities for which registration has been requested pursuant to this Section
1.1 determine for any reason not to proceed with such registration at any time before the registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Registrable Securities covered thereby, and the Holders of such Registrable Securities agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it in connection with such registration of such Registrable Securities then the Holders of such Registrable Securities shall not be deemed to have exercised their rights to require the Company to register such Registrable Securities pursuant to this Section 1.1 at the expense of the Company.

         If, at any time after any written request for registration is received by the Company pursuant to this Section 1.1, the Company determines to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 1.2 hereof rather than this Section 1.1, and the rights of the Holders of Registrable Securities covered by such written request shall be governed by Section 1.2 hereof.

         If the registration pursuant to this Section 1.1 is an underwritten offering of Registrable Securities, the managing underwriter of such offering shall be selected by the Holders of a majority of the Registrable Securities for which registration has been requested and shall be reasonably acceptable to the Company. If, in the good faith judgment of the managing underwriter of such offering, the inclusion with the Registrable Securities requested for inclusion pursuant to this Section 1.1 of any other securities of the Company which are to be offered by the Company or which have "piggyback" registration rights would adversely affect the success of such offering, reduce the number or type of securities to be offered by the Holders or interfere with the successful marketing of the securities offered by the Holders, the number of shares to be included in the underwritten public offering may be (i) reduced pro rata among the holders thereof or (ii) excluded in their entirety if so required by the managing underwriter or underwriters. Those securities which are excluded from or were not requested to be included in the underwritten public offering, shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         The obligations of the Company under this Section 1.1 shall be limited to one (1) registration statement. The Company shall pay the expenses described in Section 1.5 hereof for the registration statement filed pursuant to this
Section 1.1 which is declared effective by the Commission, except for underwriting discounts and commissions.

         1.2 "Piggyback" Registration Rights. From and after the closing of an initial public offering (the "IPO") of the Company's Class A Common Stock, but not more than five (5) years from the date hereof, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act with respect to any of its securities by it or any of its security holders (other than a registration statement on Form S-4 or S-8, or any form substituting therefore, or filed in connection with an exchange offer or an of-fering of securities solely to the Company's existing stockholders or other limited purpose form), the Company will give written notice of its determination to all record Holders of the Registrable Securities, which notice shall offer such Holders the opportunity to register the number of Registrable Securities as each Holder may request. Upon the written request of a record Holder of any of the Registrable Securities given within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, use its best efforts to cause all such Registrable Securities to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration. If any public offering pursuant to this Section 1.2 shall be underwritten in whole or in part, the Company will use its best efforts to cause the managing underwriter or underwriters of such offering to permit such Registrable Securities requested for inclusion pursuant to this Section 1.2 to be included in the offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if, in the good faith judgment of the managing underwriter or underwriters of such public offering, the inclusion of the Registrable Securities requested for inclusion pursuant to this Section 1.2 together with any other securities of the Company which have similar "piggyback" registration rights (collectively, the "Requested Securities") would adversely affect the success of such offering, reduce the number or type of securities to be offered by the Company or interfere with the successful marketing of the securities offered by the Company, the number of shares of Requested Securities otherwise to be included in the underwritten public offering may be (i) reduced pro rata among the holders thereof or (ii) excluded in their entirety if so required by the managing underwriter or underwriters. To the extent only a portion of the Requested Securities is included in the underwritten public offering, those Requested Securities which are excluded from, and Registrable Securities the holders of which have not requested inclusion in, the underwritten public offering, shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         The obligations of the Company under this Section 1.2 shall be limited to two (2) registration statements. The Company shall pay the expenses described in Section 1.5 hereof for the registration statement filed pursuant to this Section 1.2 which is declared effective by the Commission, except for underwriting discounts and commissions.

         1.3 Lock Up Provision. In connection with the Company's IPO, each Holder hereby agrees to be subject to a lock-up for 180 days or such longer period following the IPO as required by the underwriter or underwriters of the IPO. In connection with any subsequent public offering of the Company's securities, each Holder hereby agrees to be subject to a lock-up for 120 days or such longer period following such public offering as required by the underwriter or underwriters of such public offering. During such periods, if a Holder is not participating in such public offering, such Holder agrees not to sell any shares of Common Stock without the prior written consent of such underwriter or underwriters.

         1.4 Registration Procedures. If and whenever the Company is required by the provisions of Section 1.1 or 1.2 to effect the registration of Registrable Securities under the Act, the Company will:

         (a) prepare and file with the Commission a registration statement which includes such Registrable Securities (subject to the managing underwriters' discretion referred to in Section 1.1 and 1.2) and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six (6) months;

         (b) prepare and file with the Commission such amendments and post-effective amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed six (6) months;

          (c) furnish to the Holders of Registrable Securities included in such registration statement and to the underwriter or underwriters, if any, such reasonable number of conformed copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holders of Registrable Securities, underwriter or underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the Registrable Securities included in such registration statement under such state securities of "blue sky" laws of such jurisdictions as such Holders of Registrable Securities may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it has not already done so;

         (e) notify the Holders of Registrable Securities included in such registration statement, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (f) notify such Holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (g) prepare and file with the Commission, promptly upon the request of any such Holders of Registrable Securities, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders of Registrable Securities (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by such Holders;

         (h) prepare and promptly file with the Commission and promptly notify such Holders of Registrable Securities of the filing of an amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as is then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (i) notify such Holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         (j) at the request of any such Holder of Registrable Securities, furnish on the effective date of the registration statement, and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement relating thereto; (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriter or underwriters, which may be relied on by the Holder or Holders of Registrable Securities making such request, covering such matters as such underwriter or underwriters may reasonably request; and (ii) "cold comfort" letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriter or underwriters, which may be relied on by the Holder or Holders of Registrable Securities making such request, covering such matters as such underwriter or underwriters may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act; and

         (k) use its reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         1.5 Expenses.

         (a) With respect to the registration requested pursuant to Section 1.1 hereof and the inclusion of Registrable Securities in a registration statement pursuant to Section 1.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph
(b) below) in connection therewith shall be borne by the Company; provided, however, that any Holders of Registrable Securities included in such registration statement shall bear their pro rata share of the underwriting discounts and commissions and transfer taxes.

         (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), as may be required by the rules and regulations of the NASD, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or "blue sky" laws of any jurisdictions in which the Registrable Securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling Holders of Registrable Securities and any other expenses incurred by the selling Holders of Registrable Securities not expressly included above shall be borne by the selling Holders of Registrable Securities.

         1.6 Indemnification.

         (a) The Company will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Section 1.1 or 1.2 hereof, its directors, officers, representatives, agents, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder, its directors, officers, represen-tatives, agents, and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         (b) Each Holder of Registrable Securities included in a registration pursuant to the provisions of Section 1.1 or 1.2 hereof will indemnify and hold harmless the Company, its directors, officers, employees, representatives and agents, any controlling person and any underwriter from and against, and will reimburse the Company, its directors, officers, employees, representatives and agents, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors, officers, employees, representatives and agents, or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made), not misleading; provided, however, that such Holder will be liable in any such case only to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder, any underwriter for such Holder and any controlling person of such Holder in writing specifically for use in the preparation thereof.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 1.6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; provided, however, the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satis-factory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

II.   MISCELLANEOUS

           2.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to the Company or the Purchasers at their respective addresses set forth in the first paragraph of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

           2.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

           2.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

           2.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HEREBY AGREE THAT ANY DISPUTE WHICH MAY ARISE BETWEEN THEM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE ADJUDICATED BEFORE A COURT LOCATED IN NEW YORK CITY AND THEY HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK AND OF THE FEDERAL COURTS IN THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY ACTION OR LEGAL

PROCEEDING COMMENCED BY ANY PARTY, AND IRREVOCABLY WAIVE ANY OBJECTION THEY NOW OR HEREAFTER MAY HAVE RESPECTING THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR RESPECTING THE FACT THAT SUCH COURT IS AN INCONVENIENT FORUM, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND CONSENT TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR LEGAL PROCEEDING BY MEANS OF REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN CARE OF THE ADDRESS SET FORTH IN
SECTION 2.1 HEREOF OR SUCH OTHER ADDRESS AS THE UNDERSIGNED SHALL FURNISH IN WRITING TO THE OTHER.

           2.5 THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           2.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

           2.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

           2.8 It is agreed that a waiver by any party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

           2.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                                  Schedule A

Lindsay A. Rosenwald

Kinder Investments, L.P.

Rivki Rosenwald

Huntington Street Co.

June Street Co.

Trust U/A Rivki Rosenwald for the Benefit of Joshy Rosenwald

Trust U/A Rivki Rosenwald for the Benefit of Doni Rosenwald

Trust U/A Rivki Rosenwald for the Benefit of Demi Rosenwald

John Rosenwald

Seth Rosenwald

Blossom Rosenwald

           2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                                 VESTMARK, INC.

                                                 By: /s/ Lindsay A. Rosenwald
                                                     ------------------------
                                                     Name:
                                                     Title:

ACCEPTED AND AGREED:

/s/ Lindsay A. Rosenwald
- ------------------------------------------
Signature of Purchaser

Lindsay A. Rosenwald
- ------------------------------------------
Name of Purchaser
please print

c/o The Castle Group, Ltd.
    375 Park Ave. Ste. 1501
    New York, New York 10152
- ------------------------------------------
Address of Purchaser

19.75 Shares Common Stock, $0.01 par value
- ------------------------------------------
Number of Shares
  owned by Purchaser

           2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                                 VESTMARK, INC.

                                                 By:
                                                     ------------------------
                                                     Name:
                                                     Title:

ACCEPTED AND AGREED:

/s/
- -------------------------------
Signature of Purchaser

Kinder Investments, L.P.
- -------------------------------
Name of Purchaser
please print

c/o Kenton Wood
    P. O. Box 88
    Norton Hall, New York 12135
- -------------------------------
Address of Purchaser

63 Shares of Common Stock
- -------------------------------
Number of Shares
  owned by Purchaser

           2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                                 VESTMARK, INC.

                                                 By: /s/ Lindsay Rosenwald
                                                     ------------------------
                                                     Name:
                                                     Title:

ACCEPTED AND AGREED:

/s/ Rivki Rosenwald
- ----------------------------
Signature of Purchaser

Rivki Rosenwald
- ----------------------------
Name of Purchaser
please print
c/o The Castle Group, Ltd.
    375 Park Avenue
    New York, New York 10152
- ----------------------------
Address of Purchaser

10.50 Common Shares
- ----------------------------
Number of Shares
  owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By: /s/ Lindsay A. Rosenwald
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Lindsay A. Rosenwald
- ----------------------------------
Signature of Purchaser



Huntington Street Co.
- ----------------------------------
Name of Purchaser
please print

c/o Lindsay Rosenwald
30 W. 63rd Street, #6-H
New York, New York  10023
- ----------------------------------
Address of Purchaser

5 shares of Common Stock
- ----------------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By: /s/ Lindsay A. Rosenwald
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Lindsay A. Rosenwald
- -----------------------------------
Signature of Purchaser



June Street Co.
- -----------------------------------
Name of Purchaser
please print

c/o The Castle Group, Ltd.
    375 Park Ave., Ste. 1501
    New York, New York  10152
- -----------------------------------
Address of Purchaser

5 shares of Common Stock, $0.01 par
- -----------------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By: /s/ Lindsay A. Rosenwald
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Rivki Rosenwald
- -----------------------------------------------
Signature of Purchaser



Trust U/A Rivki Rosenwald F/B/O/ Joshy Rosenwald
- ------------------------------------------------
Name of Purchaser
please print

c/o The Castle Group Ltd.
    375 Park Avenue, Ste 1501
    New York, New York  10152
- -----------------------------------------------
Address of Purchaser

1.50 Shares of Common Stock, $0.01 par
- -----------------------------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By: /s/ Lindsay A. Rosenwald
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Rivki Rosenwald
- ----------------------------------------------
Signature of Purchaser



Trust U/A Rivki Rosenwald F/B/O/ of Doni Rosenwald
- -----------------------------------------------
Name of Purchaser
please print

c/o The Castle Group Ltd.
    375 Park Avenue, Ste 1501
    New York, New York  10152
- -----------------------------------------------
Address of Purchaser

1.50 Shares of Common Stock, $0.01 par
- -----------------------------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By: /s/ Lindsay A. Rosenwald
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Rivki Rosenwald
- ----------------------------------------------
Signature of Purchaser



Trust U/A Rivki Rosenwald F/B/O/ Demi Rosenwald
- -----------------------------------------------
Name of Purchaser
please print

c/o The Castle Group Ltd.
    375 Park Avenue, Ste 1501
    New York, New York  10152
- -----------------------------------------------
Address of Purchaser

1.50 Shares of Common Stock, $0.01 par
- -----------------------------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ John Rosenwald
- --------------------------
Signature of Purchaser


John Rosenwald
- --------------------------
Name of Purchaser
please print

Twelve Westwood Pl.
- --------------------------
Address of Purchaser
Holland, PA 18966

 .75 Shares of Common Stock
- --------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Seth Rosenwald
- --------------------------
Signature of Purchaser


Seth Rosenwald
- --------------------------
Name of Purchaser
please print

2300 Brookhaven Drive
Yardly, PA  19067
- --------------------------
Address of Purchaser

 .75 Shares of Common Stock
- --------------------------
Number of Shares
 owned by Purchaser

         2.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.



                                              VESTMARK, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


ACCEPTED AND AGREED:


/s/ Blossom Rosenwald
- ----------------------------
Signature of Purchaser


Blossom Rosenwald
- ----------------------------
Name of Purchaser
please print

1200 June Road
Huntington Valley, PA  19006
- ----------------------------
Address of Purchaser

 .75 Shares of Common Stock
- ----------------------------
Number of Shares
 owned by Purchaser



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